File Nos. 33-31809
                                                                     811-5883
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]


     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No. 13                                  [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 13                                                 [X]


                     (Check appropriate box or boxes.)



                         DREYFUS INDEX FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on January 15, 1998, pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on _________(date)_____ pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----



                         DREYFUS INDEX FUNDS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1  Cover Page                                        Cover

  2  Synopsis                                          2

  3  Condensed Financial Information                   5

  4  General Description of Registrant                 8, 20

  5  Management of the Fund                            12

  5(a)  Management's Discussion of Fund's Performance  *

  6  Capital Stock and Other Securities                13

  7  Purchase of Securities Being Offered              13

  8  Redemption or Repurchase                          15

  9  Pending Legal Proceedings                         *


Items in
Part B of
Form N-1A
---------


  10 Cover Page                                        Cover

  11 Table of Contents                                 Cover

  12 General Information and History                   B-25

  13 Investment Objectives and Policies                B-2

  14 Management of the Fund                            B-9

  15 Control Persons and Principal                     B-13
     Holders of Securities

  16 Investment Advisory and Other                     B-14
     Services


_____________________
NOTE:  * Omitted since answer is negative or inapplicable.

                         DREYFUS INDEX FUNDS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-23

  18          Capital Stock and Other Securities             B-24

  19          Purchase, Redemption and Pricing               B-18
              of Securities Being Offered

  20          Tax Status                                     B-21

  21          Underwriters                                   B-26

  22          Calculations of Performance Data               B-24

  23          Financial Statements                           B-26


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-9

  30          Location of Accounts and Records               C-12

  31          Management Services                            C-12

  32          Undertakings                                   C-12




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COMBINED PROSPECTUS                                       JANUARY 15, 1998


                         DREYFUS INDEX FUNDS
                      DREYFUS S&P 500 INDEX FUND
                       DREYFUS MIDCAP INDEX FUND
                  DREYFUS SMALL CAP STOCK INDEX FUND
                DREYFUS INTERNATIONAL STOCK INDEX FUND
-----------------------------------------------------------------------------
          Dreyfus Index Funds are open-end, management investment companies, known as mutual funds. Through this Prospectus, you may invest in any of four separate non-diversified funds (each, a "Fund" and, collectively, the "Funds"). Each Fund seeks to match, as closely as possible, the performance of a different stock market benchmark or index:
          DREYFUS S&P 500 INDEX FUND seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500
Composite Stock Price Index.
          DREYFUS MIDCAP INDEX FUND seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.
          DREYFUS SMALL CAP STOCK INDEX FUND seeks to provide investment results that correspond to the total return performance of predominantly small capitalization common stocks in the aggregate, as represented by the Standard & Poor's SmallCap 600 Index.
          DREYFUS INTERNATIONAL STOCK INDEX FUND seeks to provide investment results that correspond to the net dividend, total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Registration Mark Index.
          The Dreyfus Corporation professionally manages each Fund's portfolio.
          In some cases, shareholders who redeem shares within six months of the opening of their account will be charged a 1% redemption fee which will be deducted from redemption proceeds.
          This Prospectus sets forth concise information about the Funds that you should know before investing. It should be read and retained for future reference.


          The Statement of Additional Information, dated January 15, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, a nd other information regarding the Funds. For a free copy of the Statement of Additional Information, write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning ask for Operator 144.


          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------


TABLE OF CONTENTS                                                        Page
          Fee Table......................................................   4
          Condensed Financial Information................................   5
          Description of the Funds.......................................   7
          Management of the Funds........................................  11
          How to Buy Shares..............................................  13
          How to Redeem Shares...........................................  15
          Shareholder Services...........................................  17
          Shareholder Services Plan......................................  18
          Dividends, Distributions and Taxes.............................  18
          Performance Information........................................  19
          General Information............................................  20
          Appendix.......................................................  22



                                    [Page 2]

[This Page Intentionally Left Blank]

                                    [Page 3]

FEE TABLE
                                                            Dreyfus         Dreyfus      Dreyfus Small          Dreyfus
                                                            S&P 500          MidCap        Cap Stock        International
                                                           INDEX FUND      INDEX FUND      INDEX FUND      STOCK INDEX FUND
                                                          ------------     ----------    --------------    ------------------
      SHAREHOLDER TRANSACTION EXPENSES
         Redemption Fees (as a percentage of
              amount redeemed)                              1.00%           1.00%           1.00%               1.00%
      ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees                                     .25%            .25%            .25%                .35%
         Other Expenses                                      .25%            .25%            .25%                .25%
         Total Fund Operating Expenses                       .50%            .50%            .50%                .60%
      EXAMPLE
            You would pay the following expenses
            on a $1,000 investment, assuming (1) 5%
            annual return and (2) redemption at the
            end of each time period:
                                                            Dreyfus        Dreyfus        Dreyfus Small          Dreyfus
                                                            S&P 500        MidCap         Cap Stock           International
                                                            INDEX FUND    INDEX FUND      INDEX FUND        STOCK INDEX FUND
                                                          ------------     ----------    --------------    ------------------
                               1 year                         $ 5             $ 5             $ 5                 $ 6
                               3 years                        $16             $16             $16                 $19
                               5 years                        $28             $28             $28                 $33
                               10 years                       $63             $63             $63                 $75

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          The amounts listed in the example should not be considered as representative of past or future expenses and actual
expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------

          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund and investors, the payment of which will reduce investors' annual return. The redemption fee is charged upon certain redemptions of Fund shares occurring within six months of the opening of an account and is retained by the Fund. Effective as of June 30, 1997, The Dreyfus Corporation has agreed to pay all of the Funds' expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and extraordinary expenses. The Dreyfus Corporation also has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. Annual Fund Operating Expens es noted above for Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund have been restated to reflect The Dreyfus Corporation's agreement to pay such Fund expenses. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."


                                    [Page 4]

CONDENSED FINANCIAL INFORMATION


          The information in the following tables has been audited by the indicated Fund's independent auditors. Further financial data, related notes and reports of independent auditors accompany the Statement of Additional Information, available upon request.


FINANCIAL HIGHLIGHTS


DREYFUS S&P 500 INDEX FUND _ Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each year indicated. This information has been derived from the Fund's financial statements audited by Coopers & Lybrand L.L.P., the Fund's independent accountants.




                                                                     Year Ended October 31,
                                 __________________________________________________________________________________________
PER SHARE DATA:                  1990(1)       1991       1992        1993        1994        1995        1996          1997
                                ________    _______    _______     _______     _______       ______    _______       _______
  Net asset value,
    beginning of year             $12.50     $10.86     $14.16      $15.16      $16.88      $16.41      $18.38        $22.06
                                ________    _______    _______      _______    _______       ______    _______       _______
  Investment Operations:
  Investment income-net........      .17        .34        .41         .30         .39         .36         .33           .34
  Net realized and unrealized
    gain (loss)
    on investments.........        (1.81)      3.18        .97        1.86         .11        3.36        3.89          6.37
                                ________    _______    _______      _______    _______       ______    _______       _______
  Total from Investment
    Operations                     (1.64)      3.52       1.38        2.16         .50        3.72        4.22          6.71
                                ________    _______    _______      _______    _______       ______    _______       _______
  Distributions:...............       __         __         __           __         __           __         __            __
  Dividends from investment
  income-net...................       __       (.22)     (.38)        (.40)       (.31)       (.42)       (.32)         (.38)
  Dividends from net realized gain
  on investments...............       __         __         __        (.04)       (.66)      (1.33)       (.22)         (.66)
                                ________    _______    _______      _______    _______       ______    _______       _______
  Total Distributions..........       __       (.22)     (.38)        (.44)       (.97)      (1.75)       (.54)        (1.04)
                                ________    _______    _______      _______    _______       ______    _______       _______
  Net asset value, end of year.   $10.86     $14.16     $15.16      $16.88      $16.41       $18.38     $22.06        $27.73
                                ========     =======   =======     =======    ========      =======     =======       ======
TOTAL INVESTMENT RETURN.....     (13.12%)(2) 32.85%      9.90%      14.49%       3.14%      25.68%      23.41%        31.46%
RATIOS/SUPPLEMENTAL DATA:......      __          __         __          __          __           __         __            __
Ratio of expenses to average
     net assets                       --        __          __        .39%        .61%        .55%        .57%          .50%
  Ratio of net investment
    income to
    average net assets.......     3.46%(2)    3.45%      3.04%       2.36%       2.26%       2.75%       1.90%         1.52%
  Decrease reflected in above
    expense ratios
    due to undertakings.......    1.42%(2)     .78%      .65%         .14%        .03%          __          __          .05%
  Decrease reflected in above
    expense ratios
    due to redemption fee...        .08%(2)    .10%         __          __          __          __          __            __
  Portfolio Turnover Rate.....     1.21%(2)    .69%      3.10%       3.77%      18.81%       3.66%       5.22%         2.26%
  Average Commission Rate Paid(1)     __         __         __           __         __          __      $.0297        $.0301
  Net Assets, end of year
    (000's omitted)              $29,266    $69,211    $92,598    $281,403    $245,202    $336,147    $591,631    $1,279,451

(1) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(2)    Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                    [Page 5]

FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS MIDCAP INDEX FUND _ Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus MidCap Index Fund for each year indicated. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent auditors.


                                                                        Year Ended October 31,
                                             ________________________________________________________________________________
PER SHARE DATA:                              1991(1)      1992        1993        1994        1995        1996          1997
                                            _______    _______     _______     _______       ______    _______       _______
  Net asset value, beginning of year....     $12.50     $13.69      $15.02      $17.63      $17.14      $19.40        $21.32
                                            _______    _______     _______     _______       ______    _______       _______
  Investment Operations:
  Investment income-net.............            .11        .17          .30        .26         .29         .28           .25
  Net realized and unrealized gain
    on investments                             1.08       1.29        2.83         .08        3.00        2.81          6.25
                                            _______    _______     _______     _______       ______    _______       _______
  Total from Investment Operations......       1.19       1.46        3.13         .34         3.29       3.09          6.50
  Distributions:
  Dividends from investment income-net..         --       (.08)       (.27)       (.27)       (.28)       (.30)         (.27)
  Dividends from net realized gain
    on investments                               --       (.05)       (.25)       (.56)       (.75)       (.87)        (1.00)
                                            _______    _______     _______     _______       ______    _______       _______
  Total Distributions...............             --       (.13)       (.52)       (.83)      (1.03)      (1.17)        (1.27)
                                            _______    _______     _______     _______       ______    _______       _______
  Net asset value, end of year.........      $13.69     $15.02      $17.63      $17.14       $19.40     $21.32        $26.55
                                            =======    =======      =======    ========      =======     =======       ======
TOTAL INVESTMENT RETURN............           9.52%(2)  10.69%      21.22%       1.89%      20.78%      16.65%        32.02%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets        __         __        .09%        .40%        .50%        .50%          .50%
  Ratio of net investment income to
    average net assets                         .87%(2)   2.22%       1.97%       1.68%       1.80%       1.49%         1.07%
  Decrease reflected in above expense ratios
  due to undertakings...................      1.19%(2)   1.17%        .77%        .43%        .35%        .17%          .09%
  Portfolio Turnover Rate...............      2.18%(2)  16.31%      16.80%      19.81%      20.46%      14.66%        20.15%
  Average Commission Rate Paid (1)......         __         __          __          __          __      $.0338        $.0316
  Net Assets, end of year (000's omitted)    $5,436    $45,989     $65,690     $75,404    $122,982.   $170,987      $221,017
(1)    From June 19, 1991 (commencement of operations) to October 31, 1991.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and
  sales of investment securities.


                                    [Page 6]

FINANCIAL HIGHLIGHTS (CONTINUED)


DREYFUS SMALL CAP STOCK INDEX FUNd _ Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus Small Cap Stock Index Fund for the period from June 30, 1997 (commencement of operations) to October 31, 1997. This information has been derived from the Fund's financial statements audited by Coopers & Lybrand L.L.P., the Fund's independent accountants.

PER SHARE DATA:
  Net asset value, beginning of period......................................                            $12.50
                                                                                                       _______
  INVESTMENT OPERATIONS:

  Investment Income-net.....................................................                               .02
  Net realized and unrealized gain on investments...........................        .                     1.38
                                                                                                       _______
  TOTAL FROM INVESTMENT OPERATIONS..........................................                              1.40
                                                                                                       _______
  Net asset value, end of period............................................                            $13.90
                                                                                                      =========
TOTAL INVESTMENT RETURN.....................................................                            11.20%(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................                              .17%(2)
  Ratio of net investment income to average net assets......................                              .13%(2)
  Portfolio Turnover Rate...................................................                           .10.59%(2)
  Average Commission Rate Paid(3)...........................................                            $.0325
  Net Assets, end of period (000's omitted).................................                           $18,081
(1) Not annualized.
(2) Exclusive of redemption fee.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



DREYFUS INTERNATIONAL STOCK INDEX FUNd _ Contained below is per share operating performance data for a share of Common Stock
outstanding, total investment return, ratios to average net assets and other supplemental data for Dreyfus International Stock Index Fund for the period from June 30, 1997 (commencement of operations) to October 31, 1997. This information has been derived from the Fund's financial statements audited by
Coopers & Lybrand L.L.P., the Fund's independent accountants.
PER SHARE DATA:
  Net asset value, beginning of period......................................                            $12.50
                                                                                                       _______
  INVESTMENT OPERATIONS:
  Investment Income-net.....................................................                               .07
  Net realized and unrealized gain (loss) on investments....................        .                    (1.30)
                                                                                                       _______
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             (1.23)
                                                                                                       _______
  Net asset value, end of period............................................                            $11.27
                                                                                                      =========
TOTAL INVESTMENT RETURN.....................................................                            (9.84%)(1,2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................                              .20%(1)
  Ratio of net investment income to average net assets......................                              .62%(1)
  Portfolio Turnover Rate...................................................                              .16%(1)
  Average Commission Rate Paid(3)...........................................                            $ .0314
  Net Assets, end of period (000's omitted).................................                            $9,246
(1) Not annualized.
(2) Exclusive of redemption fee.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





          Further information about the Funds' performance is contained in the relevant Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



                                    [Page 7]

DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
          Each Fund's investment objective is to match, as closely as possible, the performance of a specific stock market index, as set forth on the cover page of this Prospectus. The differences in the respective stock market indexes and management policies of the Funds determine the types of portfolio securities in which each Fund invests and can be expected to affect the degree of risk to which each Fund is subject and each Fund's return. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that each Fund's investment objective will be achieved.
MANAGEMENT POLICIES
          Each Fund seeks to match the investment results of its respective Index, as set forth below:


          DREYFUS S&P 500 INDEX FUND seeks to match the investment results of the Standard & Poor's 500 Composite Stock Price Index* (the "S&P 500 Index"), which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of October 31, 1997, approximately 50% of the S&P 500 Index was composed of the 50 largest companies. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 500 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 500 Index.


          DREYFUS MIDCAP INDEX FUND seeks to match the investment results of the Standard & Poor's MidCap 400 Index** (the "S&P 400 Index"), which is composed of 400 selected common stocks of medium-size domestic companies, which may include some Canadian issuers, with market capitalizations ranging generally between $50 million and $10 billion. The median market capitalization of the stocks in the S&P 400 Index is approximately $2.7 billion. Standard & Poor's chooses the stocks to be included in the S&P 400 Index on the basis of market size, liquidity and industry group representation. The weightings of stocks in the S&P 400 Index are based on each stock's relative total market capitalization. Because of this weighting, as of October 31, 1997, approximately 32% of the S&P 400 Index was composed of the 50 largest companies. Of the companies, most are listed on the New York Stock Exchange, others are quoted on The Nasdaq Stock Market and a few are listed on the American Stock Exchange. The Dreyfus Corporation will select stocks for the Fund's portfolio in order of their weightings in the S&P 400 Index beginning with the heaviest weighted stocks. The Fund attempts to be fully invested at all times in the stocks that comprise the S&P 400 Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. With respect to the Fund's assets invested in the stocks in the S&P 400 Index, the percentage of such assets invested in each stock is expected to be approximately the same as the percentage it represents in the S&P 400 Index.




* "Standard & Poor's Registration Mark," "Standard & Poor's 500," "S&P 500 Registration Mark"and "S&P Registration Mark"are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund.
** "Standard & Poor's MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund.
*** "Standard & Poor's Small Cap 600 Index" is a trademark of The McGraw-Hill Companies, Inc.
                                    [Page 8]



         DREYFUS SMALL CAP STOCK INDEX FUND seeks to match the investment results of the Standard & Poor's SmallCap 600 Index*** (the "S&P 600 Index"), which is composed of 600 selected common stocks of domestic companies with market capitalizations ranging generally between $38 million and $2.7 billion.
 The median market capitalization of the stocks in the S&P 600 Index is approximately $508 million. Standard & Poor's chooses the stocks to be included in the S&P 600 Index on the basis of market size, liquidity and industry group representation. The weightings of stocks in the S&P 600 Index are based on each stock's relative total market capitalization. Of the companies, most are listed on the New York Stock Exchange, with others quoted on The Nasdaq Stock Market or listed on the American Stock Exchange. Ordinarily, the Fund will invest in a sample of the stocks in the S&P 600 Index, rather than attempt to replicate the Index, and expects to invest in approximately 500 or more of these stocks. The Dreyfus Corporation will select stocks for the Fund's portfolio based primarily on market capitalization, industry weightings and other benchmark characteristics. At times, however, the Fund may be fully invested in the stocks that comprise the S&P 600 Index and stock index futures as described below. At times when the Fund is so invested, the percentage of the Fund's assets invested in each stock in the S&P 600 Index is expected to be approximately the same as the percentage it represents in the Index. Since some of the stocks that comprise the S&P 600 Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.


          DREYFUS INTERNATIONAL STOCK INDEX FUND seeks to match the investment results of the Morgan Stanley Capital International Europe, Australia, Far East (Free) IndexRegistration Mark ("EAFE Index"), a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's relative total market capitalization. Because of this weighting, as of October 31, 1997, approximately 50% of the EAFE Index was composed of equity securities of Japanese issuers. The Fund will invest in a sample of the stocks in the EAFE Index, rather than attempt to replicate the Index, and expects, ordinarily, to invest in approximately 550 or more of these stocks. The Dreyfus Corporation will select stocks for the Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics. The Fund may enter into foreign currency forward and foreign currency futures contracts to maintain the approximate currency exposure of the EAFE Index. See "Appendix - Investment Techniques."


          Each Fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its respective benchmark Index. Each Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in its Index. Each Fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the Fund's benchmark Index is calculated, the size of the Fund's portfolio, the amount of cash or cash equivalents held in the Fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each Fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the Fund's benchmark Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant Fund's shareholders, a Fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities such Fund seeks to match. None of the Funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

                                    [Page 9]

#
          Dreyfus Small Cap Stock Index Fund may not, and Dreyfus International Stock Index Fund will not, hold all of the issues that comprise their respective Index because of the costs involved and the illiquidity of certain of the securities which comprise such Index. Instead, each of these Funds will attempt to hold a representative sample of the securities in its respective Index so that, in the aggregate, the investment characteristics of the Fund's portfolio resemble those of its Index. The stocks to be included in each of these Funds' portfolio will be selected using a statistical process known as "sampling." This process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, beta and, with respect to Dreyfus International Stock Index Fund only, country weightings closely approximate those of the relevant Index. The sampling techniques utilized by Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are expected to be an effective means of substantially duplicating the investment performance of the respective Index; however, neither of these Funds is expected to track its benchmark Index with the same degree of accuracy that complete replication of such Index would have provided. Over time, the portfolio composition of these Funds will be altered (or "rebalanced") to reflect changes in the composition of the respective Index.
          From time to time to increase its income, each Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When a Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. Each Fund also may purchase stock index futures in anticipa tion of taking a market position when available cash balances do not permit an economically efficient trade in the cash market. Each Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Under normal market conditions, each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund will invest at least 65% of the value of its total assets in common stocks. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Since each Fund will pursue different types of investments, the risks of investing will vary depending on the Fund selected for investment. Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Each Fund's net asset value per share should be expected to fluctuate. Investors should consider each Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.


SMALLER COMPANY SECURITIES _ (Dreyfus MidCap Index Fund and Dreyfus Small
Cap Stock Index Fund only) Each of these Funds may purchase the securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES _ (Dreyfus International Stock Index Fund and, to a limited extent, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.



                                    [Page 10]

          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
          Investors should realize that Japanese securities comprise a large percentage of the EAFE Index. Therefore stocks of Japanese companies will represent a correspondingly large component of Dreyfus International Stock Index Fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.
          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS _ (Dreyfus International Stock Index Fund only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
USE OF DERIVATIVES _ Each Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Funds may use include stock index futures and, with respect to Dreyfus International Stock Index Fund, foreign currency futures contracts. While Derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS _ The classification of each Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Depending upon the composition of its respective benchmark Index, a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, consequently, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

                                    [Page 11]

SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.
MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1997, The Dreyfus Corporation managed or administered approximately $93 billion in assets for approximately
1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a Management Agreement, subject to the authority of the Board in accordance with applicable state law. The Dreyfus Corporation also provides research services for each Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.


          Under the terms of the relevant Management Agreement, The Dreyfus Corporation receives a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's, Dreyfus MidCap Index Fund's and Dreyfus Small Cap Stock Index Fund's average daily net assets, and .35 of 1% of the value of Dreyfus International Stock Index Fund's average daily net assets. With respect to each Fund, The Dreyfus Corporation has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members. For the period prior to January 1, 1997, Dreyfus S&P 500 Index Fund had agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .295 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation had agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. During the period from January 1, 1997 through June 30, 1997, the index management fee was reduced to .05 of 1% until the Funds assets exceed $1 billion whereupon the fee increases to .075 of 1%. For the period prior to June 30, 1997, including the fiscal year ended October 31, 1996, Dreyfus MidCap Index Fund had agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets, and The Dreyfus Corporation had agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the fiscal year ended October 31, 1997, Dreyfus S&P 500 Index

                                    [Page 12]

          Fund and Dreyfus MidCap Index Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .25 and .31 respectively, of 1% of the value of the relevant Fund's average daily net assets. For the period November 1, 1996 through June 30, 1997, The Dreyfus Corporation paid Mellon Equity Associates a monthly index management fee at the effective annual rate of .095 and .095 respectively of 1% of the value of the relevant Fund's average daily net assets pursuant to undertakings in effect. For the period November 1, 1996 through December 31, 1996, The Dreyfus Corporation paid Mellon Equity Associates a monthly index management fee at the effective annual rate of .095 and .05 respectively, of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets pursuant to undertakings in effect. For the period June 30, 1997 (commencement of operations) through October 31, 1997, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .25 and .35, respectively, of 1% of the relevant Fund's average daily net assets.


          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for a Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Board. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Funds. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
          The Dreyfus Corporation pays all of each Fund's expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees and extraordinary expenses. The imposition of the management fee, as well as other operating expenses not borne by The Dreyfus Corporation, will have the effect of reducing investors' return and will affect each Fund's ability to track its benchmark Index exactly. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain additional expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Funds will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Funds reimburse The Dreyfus Corporation for any amounts it may assume. DISTRIBUTOR _ The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AGENT AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02109, is the custodian of the Funds' investments.
HOW TO BUY SHARES
          Shares of each Fund are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

                                    [Page 13]

          The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in a Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
          You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify the Fund in which you are investing. Payments which are mailed should be sent to Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-6647. If you are opening a new account, please enclose your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Fund's DDA # as shown below, for purchase of Fund shares in your name: DDA #8900119527/Dreyfus S&P 500 Index Fund; DDA #8900052732/Dreyfus MidCap Index Fund; DDA #8900336625/Dreyfus Small Cap Stock Index Fund; or DDA #8900336633/ Dreyfus International Stock Index Fund. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

                                    [Page 14]



          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit each Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective. Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Funds by an employee benefit plan will be applied to purchase Fund shares on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds.


          Each Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
HOW TO REDEEM SHARES
GENERAL


          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value. To maximize each Fund's ability to track its Index, you are urged to transmit your redemption requests so that they may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.


          Each Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account.
                                    [Page 15]

          The fee will be retained by the Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Fund will be able to track its Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation or through accounts established by Service Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
          Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER Registration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL
 OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for the Wire Redemption or Telephone Redemption Privilege.
          The Telephone Redemption Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unautho
                                    [Page 16]

          rized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation. The 1% redemption fee, described above, if applicable, may be charged upon such redemption (depending upon how long your Fund account has been open or the type of account from which shares are being redeemed) and your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Upon request, proceeds from the redemption of shares of the Fund by an employee benefit plan will be applied to purchase shares of other funds in the Dreyfus Family of Funds on the date of redemption, if the plan's recordkeeper has entered into an appropriate agency agreement with the Fund and such other funds. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders directly in connection with this procedure, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.


WIRE REDEMPTION PRIVILEGE _ You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption
                                    [Page 17]

instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.
SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This Privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt.
Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


RETIREMENT PLANS _ Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.


SHAREHOLDER SERVICES PLAN
          Each Fund has adopted a Shareholder Services Plan pursuant to which it pays the Distributor for the provision of certain services a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. DIVIDENDS, DISTRIBUTIONS AND TAXES


          Each Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Each Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. No Fund will make distributions from net realized securities gains unless its capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest them in additional Fund shares at net asset value. If applicable, the 1% redemption fee, described under "How to Redeem Shares," will be charged upon certain redemptions of shares received through the automatic reinvestment of dividends or distributions. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as
                                    [Page 18]

          undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.



          Dividends paid by a Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders of the Fund. Distributions from net realized long-term securities gains of a Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and distributions may be subject to state and local taxes.


          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each Fund has qualified for the fiscal year ended October 31, 1997 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                                    [Page 19]

PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisem ents of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from the S&P 500 Index, S&P 400 Index, S&P 600 Index, EAFE Index, Russell 2000Registration
Mark Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. GENERAL INFORMATION
          Each of Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are series of Dreyfus Index Funds, Inc. (the "Company"). The Company was incorporated under Maryland law on October 6, 1989, and commenced operations on January 2, 1990. Before June 30, 1997, the Company's name was Peoples Index Fund, Inc. and it operated under the name Dreyfus S&P 500 Index Fund. The Company is authorized to issue 600 million shares of Common Stock (with 200 million shares allocated to each series), par value $.001 per share. Dreyfus MidCap Index Fund is a separate open-end, management investment company incorporated under Maryland law on June 6, 1991, which commenced operations on June 19, 1991. On November 13, 1995, Dreyfus MidCap Index Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under its current name. Dreyfus MidCap Index Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of accountants. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

                                    [Page 20]

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. To date, the Board of the Company has authorized the creation of three series of shares. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Funds' Boards have considered this factor in approving the use of this single combined Prospectus.
          The Transfer Agent maintains a record of your ownership and sends you confirmation statements of account.
          Shareholder inquiries may be made by writing to the Fund at l44 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free l-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call 516-794-5452.


          Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of such Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the relevant Indexes which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund or Dreyfus Small Cap Stock Index Fund or the owners of such Funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of any such Fund's net asset value, nor is S&P a distributor of any such Fund. S&P has no obligation or liability in connection with the administration, marketing or tr ading of Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund, or Dreyfus Small Cap Stock Index Fund.


          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DREYFUS S&P 500 INDEX FUND, DREYFUS MIDCAP INDEX FUND OR DREYFUS SMALL CAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    [Page 21]

APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund currently intends to, and each of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.
FOREIGN CURRENCY TRANSACTIONS (Dreyfus International Stock Index Fund only)
_ Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
USE OF DERIVATIVES _ Each Fund may invest in the types of Derivatives enumerated under "Description of the Funds _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
          Although none of the Funds will be a commodity pool, certain Derivatives subject each Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. A Fund may not invest in futures contracts if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES _ Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (30% with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index
Fund) of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

                                    [Page 22]

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN A FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. AS TO EACH FUND, THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    [Page 23]

          Dreyfus
          Index Funds

          Prospectus
Registration Mark
Copy Rights 1998 Dreyfus Service Corporation              INDXp0198
                                    [Page 24]



                             DREYFUS INDEX FUNDS
                         DREYFUS S&P 500 INDEX FUND
                          DREYFUS MIDCAP INDEX FUND
                     DREYFUS SMALL CAP STOCK INDEX FUND
                   DREYFUS INTERNATIONAL STOCK INDEX FUND
                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              JANUARY 15, 1998



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and, collectively, the "Funds"), dated January 15, 1998, as it may be revised from time to time. Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are series of Dreyfus Index Funds, Inc. (the "Company"), an open-end management investment company, and Dreyfus MidCap Index Fund is a separate open-end, management investment company. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.
                       TABLE OF CONTENTS


                                                              Page

Investment Objective and Management Policies.................B-2
Management of the Funds......................................B-9
Management Agreements........................................B-14
Shareholder Services Plan....................................B-17
Purchase of Shares...........................................B-18
Redemption of Shares.........................................B-18
Shareholder Services.........................................B-20
Determination of Net Asset Value.............................B-21
Dividends, Distributions and Taxes...........................B-21
Portfolio Transactions.......................................B-23
Performance Information......................................B-24
Information About the Funds..................................B-25
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors...........................B-26
Financial Statements and Reports of Independent Auditors.....B-26
Appendix.....................................................B-27


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Description of the Funds" and "Appendix."

Other Portfolio Securities

     Money Market Instruments. Each Fund may invest, in the circumstances described under "Description of the Funds - Management Policies" in the Funds' Prospectus, in the following types of money market instruments.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations. Each Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by Dreyfus to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, each Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. Each Fund may invest in Derivatives (as defined in the Funds' Prospectus) in anticipation of taking a market position when, in the opinion of Dreyfus, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Funds to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Engaging in futures transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of Dreyfus to predict correctly movements in the direction of the relevant market and to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

     Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Dreyfus International Stock Index Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Investment Restrictions

     Dreyfus S&P 500 Index Fund. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Dreyfus S&P 500 Index Fund may not:

     1.        Purchase securities of closed-end investment companies, except
(a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     2. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     3. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     4. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, affiliates of Dreyfus) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.
Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9.        Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's 500 Composite Stock Price Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus S&P 500 Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns) or (iv) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

                                   *  *  *

     Dreyfus MidCap Index Fund. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Dreyfus MidCap Index Fund may not:

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets

     12. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     13. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     14. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     15. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.
Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     16. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     17. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     18. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     19. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     20.       Purchase, sell or write puts, calls or combinations thereof.

     21. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's MidCap 400 Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus MidCap Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).

                                   *  *  *

     Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund. Each of these Funds has adopted investment restrictions numbered 1 through 8 below as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Dreyfus Small Cap Stock Index Fund nor Dreyfus International Stock Index Fund may:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange commission and the Company's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund's benchmark Index as described in the Prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3 and 9 may be deemed to give rise to a senior security.

8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                   *  *  *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of its shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of the Fund's shares in the state involved.


                           MANAGEMENT OF THE FUNDS

     Board members and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Funds


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, Staffing Resources, Inc., a temporary placement agency; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and International Alliance Services, Inc., a provider of various outsourcing functions for small and medium size companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is c/o AT&T One Oak Way, Berkley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.



EHUD HOUMINER, Board Member.  Since July 1991, Professor and
     Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 57 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 74 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.



GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 68 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 52 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 72 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the plan described in the section captioned "Shareholder Services Plan" remains in effect with respect to a Fund, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     Each of the Company and Dreyfus MidCap Index Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and Dreyfus MidCap Index Fund for the fiscal year ended October 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:




                                              Total Compensation
                 Aggregate                    From the Funds and
Name of Board    Compensation From the        Fund Complex
Member           Funds*                       Paid to Board Member
-------------    ----------------------       -----------------------
                                 Dreyfus MidCap
                    Company      Index Fund
                    --------     ----------
Joseph S. DiMartino      $8,438         $5,625              $517,075 (94)

David P. Feldman         $6,750         $4,500              $122,257 (27)

John M. Fraser, Jr.      $6,250         $4,000              $ 73,563 (12)

Ehud Houminer            $6,250         $4,500              $ 48,769 (12)

David J. Mahoney         $4,750         $3,000              $ 40,312 (14)

Gloria Messinger         $6,750         $4,500              $ 11,444 (4)

Jack R. Meyer            $6,250         $4,000              $ 18,868 (4)

John Szarkowski          $6,250         $4,000              $ 21,377 (4)

Anne Wexler              $6,750         $4,500              $ 62,034 (16)
____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $864 and $5,219 for all Board members as a group for the Company and Dreyfus MidCap Index Fund, respectively.



Officers of the Funds


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 40 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. She has been employed by the Distributor since September 1995. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and a Director of GE Investment Services. He is 36 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


     The address of each officer is 200 Park Avenue, New York, New York
10166.


     Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on December 1, 1997.


     The following shareholders are known by the Fund to own of record 5% or more of the Dreyfus S&P 500 Index Fund's shares of common stock outstanding on December 1, 1997: (1) Nationwide Qualified Plans VAR A/C c/o IPO CO67, P.O. Box 182029, Columbus, OH 43218-2029 (24.46%); (2) Charles Schwab & Co.
Inc. - Reinvest Account-Attention Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (20.09%); (3) Dreyfus Trust Company TTEE - FDC Incentive Savings Plan - First Data Corp., 1 Cabot Road, Medford, MA 02155-5141 (9.01%) (4) Wachovia Bank NA - TTEE U/A 3/16/59 with Duke Power Co. for Stock Purchase Savings Program, 301 N. Main Street, Winston Salem, NC 27150 (6.77%).



     The following shareholders are known by the Fund to own of record 5% or more of the Dreyfus MidCap Index Fund's shares of common stock outstanding on December 1, 1997: (1) Charles Schwab & Co., Inc. - Reinvest Account - Attention Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (27.34%); (2) MAC & Co. A/C# CFKF682L002 - Mellon Bank, NA - Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 (6.03%).


     The following shareholder is known by the Fund to own of record 5% or more of each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's shares of common stock outstanding on December 1, 1997:
MBCIC c/o Mellon Bank - Attention Michael Botsford, 919 N. Market Street, Wilmington, DE 19801-3023 (91.93%) and (97.50%). respectively.



                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Funds."

     Management Agreements. Dreyfus provides management services pursuant to separate Management Agreements (the "Management Agreement") dated November 13, 1995, amended as of June 30, 1997, with the Company and Dreyfus MidCap Index Fund, respectively. As to each Fund, the Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund at a meeting held on November 3, 1995, and was last approved by the Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on April 30, 1997. As to each Fund, the Management Agreement is terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of such Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.



     Dreyfus manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Board. Dreyfus is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. The primary portfolio manager for Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund is Steven
A. Falci. He has held that position since November 13, 1995 with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund, and since the inception of Dreyfus Small Cap Stock Index Fund and has been employed by The Dreyfus Corporation since June 30, 1997 pursuant to a dual employee agreement between The Dreyfus Corporation and Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Falci has been employed by Mellon Equity Associates since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX. The primary portfolio manager for Dreyfus International Stock Index Fund is Susan Ellison. She has held that position since the inception of the Fund and has been employed by The Dreyfus Corporation since August 1996 pursuant to a dual employee agreement between The Dreyfus Corporation and Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation. Ms. Ellison has been employed by Mellon Capital Management Corporation since June 1988. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.


     Dreyfus maintains office facilities on behalf of the Funds, and furnishes the Funds statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Funds are borne by Dreyfus, except management fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Company has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's and Dreyfus Small Cap Stock Index Fund's average daily net assets and .35 of 1% of the value of Dreyfus International Stock Index Fund's average daily net assets, and Dreyfus MidCap Index Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of its average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. With respect to each Fund, Dreyfus has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members.


     Prior to January 1, 1997, the Company had agreed to pay Dreyfus a monthly management fee at the annual rate of .295 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets, and Dreyfus had agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. Prior to June 30, 1997, Dreyfus MidCap Index Fund had agreed to pay Dreyfus a monthly management fee at the annual rate of
 .395 of 1% of the value of the Fund's average daily net assets, and Dreyfus agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the period from November 13, 1995 (effective date of each Management Agreement) through October 31, 1996, and the fiscal year ended October 31, 1997, the management fees paid to Dreyfus amounted to $1,329,105 and $1,985,430 (after Dreyfus waived receipt of $429,005), respectively, for Dreyfus S&P 500 Index Fund and $329,970 (after Dreyfus waived receipt of $252,887) and $494,347 (after Dreyfus waived receipt of $187,440), respectively, for Dreyfus MidCap Index Fund. For the periods from November 13, 1995 (effective date of each index management agreement) through October 31, 1996, and November 1, 1996 through June 30, 1997 (Date of termination of each index management agreement), the index management fees paid to Mellon Equity Associates by Dreyfus amounted to $428,017 and $313,295, respectively, for Dreyfus S&P 500 Index Fund and $70,139 and $117,950, respectively, for Dreyfus MidCap Index Fund. For the period June 30, 1997 (commencement of operations of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund) through October 31, 1997, the management fees paid to Dreyfus amounted to $14,487 for Dreyfus Small Cap Stock Index Fund and $11,776 for Dreyfus International Stock Index Fund.


     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of a Fund's net assets increases.


     Prior Agreements. From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as Dreyfus S&P 500 Index Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, Dreyfus S&P 500 Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA by Dreyfus S&P 500 Index Fund amounted to $280,472 and $11,274, respectively.


     Prior to November 13, 1995, Dreyfus served as Dreyfus S&P 500 Index Fund's administrator pursuant to an administration agreement with the Company and not as the Company's investment adviser. As compensation for its administrative services, Dreyfus S&P 500 Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of value of Dreyfus S&P 500 Index Fund's average daily net assets. For the fiscal year ended October 31, 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the administration agreement), the administrative fees payable to Dreyfus by Dreyfus S&P 500 Index Fund amounted to $560,944 and $22,547, respectively.


     From January 3, 1995 to November 13, 1995, World Asset Management ("World") served as Dreyfus MidCap Index Fund's index fund manager; from February 24, 1994 to January 3, 1995, World Asset Management, Inc. ("WAM" Capital Management, Inc. ("Woodbridge" and together with World, the "prior index fund managers") served as Dreyfus MidCap Index Fund's index fund manager. Pursuant to prior index management agreements with the prior index fund managers, Dreyfus MidCap Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the index management fees payable to the prior index fund managers amounted to $98,063; such amount, however, was reduced by $39,687. For the period November 1, 1995 through November 12, 1995, no index management fee was paid to the prior index fund managers.


     Prior to November 13, 1995, Dreyfus served as Dreyfus MidCap Index Fund's administrator pursuant to an administration agreement with the Fund and not as the Fund's investment adviser. As compensation for its administrative services, Dreyfus MidCap Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, and for the period November 1, 1995 through November 12, 1995, the administrative fees payable to Dreyfus amounted to $294,190 and $0, respectively. No administrative fee was paid to Dreyfus for the fiscal year ended October 31, 1995, pursuant to an undertaking in effect.



                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services Plan."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents"), in respect of these services.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on April 30, 1997. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan.


     For the fiscal year ended October 31, 1997, $2,251,053, $376,149, $14,487 and $8,412 was charged to Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund, respectively. Under prior shareholder services plans (the "Prior Plans") which were terminated as of December 31, 1996 with respect to Dreyfus S&P 500 Index Fund and as of June 30, 1997 with respect to Dreyfus MidCap Index Fund, $154,770 and $136,903 was charged to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund for the period November 1, 1996 through the respective termination date of such plan. Pursuant to the Prior Plans, each such Fund reimbursed Dreyfus Service Corporation for certain allocated expenses of providing personal services relating to shareholder accounts.




                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent"), each Fund's transfer and dividend disbursing agent, to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
          Transmittal Code                   Answer Back Sign

             144295                     144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services."

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs), 401(K) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.


     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs, (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plan with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.


     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. With respect to Dreyfus International Stock Index Fund, assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates determined by Morgan Stanley Capital International (MSCI) in the calculation of their Europe, Australia and Far East (Free) Index. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.



               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Funds. Management believes that each Fund qualified for the fiscal year ended October 31, 1997 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized capital gains to the extent its earnings are distributed to shareholders in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving futures contracts may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income

     If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting position. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.


     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respective to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.



     If the International Stock Index Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income under Section 1291 of the Code and will be taxable to the Fund, or, for tax years beginning after December 31, 1997, under Section 1296 of the Code with respect to PFIC securities that are marked to market.


     Shareholder Taxation. Depending on the composition of a Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90 day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for dividend received deduction will not eligible for such shareholder's dividend received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on the investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                     PORTFOLIO TRANSACTIONS

     Dreyfus assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     Consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Investment Services Corporation. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair. To date, no brokerage commissions have been paid to Dreyfus or its affiliates.


     For its portfolio securities transactions for the fiscal years ended October 31, 1995, 1996 and 1997, Dreyfus S&P 500 Index Fund paid total brokerage commissions of $22,591, $67,672 and $56,269, respectively, and Dreyfus MidCap Index Fund paid total brokerage commissions of $58,043, $70,701 and $67,612, respectively; no brokerage commissions were paid to the Distributor or Dreyfus or its affiliates. For the period June 30, 1997 (commencement of operations) through October 31, 1997, Dreyfus International Stock Index Fund and Dreyfus Small Cap Stock Index Fund paid total brokerage commissions of $23 and $21,371, respectively; none of which was paid to the Distributor or Dreyfus or its affiliates There were no spreads or concessions on principal transactions in fiscal 1995, 1996 and 1997.


     Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund's portfolio turnover rates (exclusive of U.S. Government Securities and Short-term investments) for the fiscal year ended October 31, 1997 were 2.26% and 20.15%, respectively. Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's portfolio turnover rates (exclusive of U.S. Government Securities and Short-term investments) for the period from June 30, 1997 (commencement of operations) through October 31, 1997 were 10.59% and .16%, respectively.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Performance
Information."



     Dreyfus S&P 500 Index Fund's average annual total return for the 1, 5 and 7.83 year periods ended October 31, 1997 was 31.46%, 19.21% and 15.32%, respectively. Dreyfus MidCap Index Fund's average annual total return for the 1, 5 and 6.37 year periods ended October 31, 1997 was 32.02%, 18.10% and 17.44%, respectively. Dreyfus International Stock Index Fund's average annual total return for the period from June 30, 1997 (commencement of operations) through October 31, 1997 was -28.41%. Dreyfus Small Cap Stock Index Fund's average annual total return for the period from June 30, 1997 (commencement of operations) through October 31, 1997 was 32.67%. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



     Dreyfus S&P 500 Index Fund's total return for the period January 2, 1990 (commencement of operations) to October 31, 1997 was 205.38%. Dreyfus MidCap Index Fund's total return for the period June 19, 1991 (commencement of operations) to October 31, 1997 was 178.51%. Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's total return for the period June 30, 1997 (commencement of operations) to October 31, 1997 was 11.20% and -9.84%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     A Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. A Fund also may cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.

     From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analysis supporting such ratings.

                  INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accounts and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period November 1, 1996 through June 30, 1997, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund paid the Transfer Agent $71,550 and $16,315, respectively. Effective as of July 1, 1997, Dreyfus agreed to pay the Funds' transfer agency fees.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, One Boston Place, Boston, Massachusetts 02108, acts as the custodian of each Fund's investments. Under a custody agreement, the Custodian holds each Fund's portfolio securities and keeps all necessary accounts and records.
Effective as of July 1, 1997, Dreyfus agreed to pay the Funds' custody fees.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Company.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of Dreyfus MidCap Index Fund.


          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1997 are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.


                            APPENDIX

     Description of S&P A-1 Commercial Paper Ratings:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Ratings:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


                        DREYFUS INDEX FUNDS, INC.

                        PART C. OTHER INFORMATION
                        __________________________


Item 24.    Financial Statements and Exhibits. - List
_______     __________________________________________

   (a)      Financial Statements:

      Included in Part A of the Registration Statement:

              Condensed Financial Information from January 2, 1990 (commencement of operations) to October 31, 1990 and for the fiscal years ended October 31, 1991, 1992, 1993, 1994, 1995,
              1996 and 1997.


      Included in Part B (by reference) of the Registration Statement:


            Statement of Investments--October 31, 1997.*


            Statement of Financial Futures--October 31, 1997.*


            Statement of Assets and Liabilities--October 31, 1997.*


            Statement of Operations--year ended October 31, 1997.*


            Statement of Changes in Net Assets--For the fiscal years ended October 31, 1996 and 1997.*

            Notes to Financial Statements.*

            Report of Independent Auditors dated December 12, 1997, December 12, 1997 and December 18, 1997 for Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund, respectively.*


___________________________

* Items are incorporated by reference to the Registrants Annual Report on Form N-30D dated October 31, 1997.

All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B to the Registration Statement.

Item 24.    Financial Statements and Exhibits (continued)
_______     _____________________________________________

(b)   Exhibits:

(1)(a) Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 6 to the
         Registration Statement on Form N-1A, filed on February 8,   1994.

(1)(b)   Articles of Amendment are incorporated by reference to Exhibit
         (1)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(5) Management Agreement is incorporated by reference to Exhibit(5) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on June 12, 1997.

(6)      Distribution Agreement is incorporated by reference to Exhibit
         (6) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on June 12, 1997.

(8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed December 26, 1996.

(9)      Shareholder Services Plan is incorporated by reference to Exhibit
         (9) of Post Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on June 12, 1997.

(10)     Opinion and consent of Stroock & Stroock & Lavan dated January
         2, 1990 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(11)     Consent of Independent Auditors.

(16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

(17)     Financial Data Schedule.

            Other Exhibits
            ______________

                 (a) Powers of Attorney of the Directors and Officers are incorporated by reference to Other Exhibits of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 26, 1996.

                 (b) Certificate of Secretary is incorporated by reference to Other Exhibits of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 26, 1996.

Item 25.    Persons Controlled by or Under Common Control with Registrant
_____ ____________________________________________________________________

           Not Applicable


Item 26.    Number of Holders of Securities
_______     ________________________________

          (1)                                (2)
                                        Number of Record
     Title of Class                Holders as of December 1, 1997
     _______________               _______________________________

     Shares of Common Stock,
     par value $0.001 per share
          Dreyfus S&P 500 Index Fund              12,764
          Dreyfus Small Cap Stock Index Fund         181
          Dreyfus International Stock Index Fund      38

Item 27.  Indemnification
______    _______________

     Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     The statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 8, 1994.

     Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on June 12, 1997.

Item 28(a).    Business and Other Connections of Investment Adviser.
_______        ____________________________________________________

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

BURTON C. BORGELT             Chairman Emeritus of the Board and
Director                      Past Chairman, Chief Executive Officer and
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405;
                              Director:
                                   DeVlieg-Bullard, Inc.
                                   1 Gorham Island
                                   Westport, Connecticut 06880
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation***;
Executive Officer,                 The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust***;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.****;
                              President:
                                   Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.**;
                              Director:
                                   Dreyfus America Fund+++;
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company****;
                                   Laurel Capital Advisors***;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.***;
                                   Boston Safe Deposit and Trust
                                   Company****

RICHARD F. SYRON              Chairman of the Board and
Director                      Chief Executive Officer:
                                   American Stock Exchange
                                   86 Trinity Place
                                   New York, New York 10006;
                              Director:
                                   John Hancock Mutual Life Insurance Company
                                   John Hancock Place, Box 111
                                   Boston, Massachusetts, 02117;
                                   Thermo Electron Corporation
                                   81 Wyman Street, Box 9046
                                   Waltham, Massachusetts 02254-9046;
                                   American Business Conference
                                   1730 K Street, NW, Suite 120
                                   Washington, D.C. 20006;
                              Trustee:
                                   Boston College - Board of Trustees
                                   140 Commonwealth Ave.
                                   Chestnut Hill, Massachusetts 02167-3934

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus America Fund+++;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.**;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources

JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation***
Services

WILLIAM V. HEALEY             President:
Assistant Secretary                The Truepenny Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                              Secretary and Director:
                                   Dreyfus Partnership Management Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Assistant Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Investment Advisors, Inc.*;
                              Assistant Clerk:
                                   Dreyfus Insurance Agency of Massachusetts,
                                   Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier International Growth Fund, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus Index Funds, Inc.
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                               Positions and
Name and principal       Positions and offices with            offices with
business address         the Distributor                       Registrant
__________________       ___________________________           _____________

Marie E. Connolly+       Director, President, Chief            President and
                         Executive Officer and Compliance      Treasurer Officer

Joseph F. Tower, III+    Director, Senior Vice President,      Vice President
                         Treasurer and Chief Financial Officer and Assistant
                                                               Treasurer

Richard W. Ingram        Executive Vice President              Vice President
                                                               and Assistant
                                                               Treasurer

Elizabeth A. Keeley++    Vice President                        Vice President
                                                               and Assistant
                                                               Secretary

Mary A. Nelson+          Vice President                        Vice President
                                                               and Assistant
                                                               Treasurer

Paul Prescott+           Vice President                        None

Jean M. O'Leary+         Assistant Secretary and               None
                         Assistant Clerk

John W. Gomez+           Director                              None

William J. Nutt+         Director                              None




________________________________
 + Principal business address is 60 State Street, Boston, Massachusetts 02109. ++ Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Boston Safe Deposit and Trust Company
               One Boston Place
               Boston, MA 02109

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                 __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 19th day of December, 1997.


                         Dreyfus Index Funds, Inc.


                        BY:   /s/  Marie E. Connolly*
                         ___________________________
                         Marie E. Connolly, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                        Title                       Date
__________________________     ______________________________    __________

/s/  Marie E. Connolly*        President (Principal Executive,     12/19/97
______________________________ Financial, and Accounting Officer)
     Marie E. Connolly


/s/  Joseph S. DiMartino*      Director, Chairman of the Board     12/19/97
_____________________________
     Joseph S. DiMartino


/s/  David P. Feldman*         Director                            12/19/97
______________________________
     David P. Feldman


/s/  John M. Fraser, Jr.*      Director                            12/19/97
_____________________________
     John M. Fraser, Jr.


/S/  Ehud Houminer*            Director                            12/19/97
_____________________________
     Ehud Houminer


/s/  David J. Mahoney*         Director                            12/19/97
_____________________________
     David J. Mahoney


/s/  Gloria Messinger*         Director                            12/19/97
_____________________________
     Gloria Messinger


/s/  Jack R. Meyer*            Director                            12/19/97
_____________________________
     Jack R. Meyer


/s/  John Szarkowski*          Director                            12/19/97
_____________________________
     John Szarkowski


/s/  Anne Wexler*              Director                            12/19/97
_____________________________
     Anne Wexler



*BY: /s/  Elizabeth A. Keeley,
     _____________________________
          Elizabeth A. Keeley
          Attorney-in-Fact


                                EXHIBIT INDEX



Exhibits

          (11) Consent of Independent Auditors

          (17) Financial Data Schedule